MUNICIPAL PREMIUM INCOME TRUST  Two World Trade Center, New York, New York 10048

LETTER TO THE SHAREHOLDERS November 30, 1996

DEAR SHAREHOLDER:

We are pleased to present the semi-annual report on the operations of Municipal Premium Income Trust for the November 30, 1996 fiscal period.

Stronger economic growth and the potential threat of rising inflation shifted the tone of the fixed-income markets from bullish to bearish early in 1996. This change in market psychology was confirmed in March by a surprisingly large increase in payroll employment. The rise in interest rates between February and July may be attributed to market weakness on the days that strong monthly employment figures were reported. The bond market sporadically pushed long-term yields higher, in anticipation of a possible increase in the federal-funds rate by the Federal Reserve Board. However, as employment growth and overall economic activity slowed during the summer, the central bank left monetary policy unchanged. As a result, the fixed-income markets regained an optimistic outlook and rallied from September through November to lower yields last seen at the beginning of the year.

MUNICIPAL MARKET CONDITIONS

Between February and July 1996, 30-year insured revenue bond yields rose 75 basis points from 5.40 percent to reach 6.15 percent in April and again in mid-June. Subsequently, demand for municipal bonds improved and followed the trend of Treasuries to lower rates. By the end of November, insured bond yields stood at 5.50 percent. In November, the yield curve pickup for extending maturities from 1 to 30 years was 190 basis points.

The ratio of insured revenue bond yields to 30-year U.S. Treasury yields moved from 92 percent to 86 percent during the calendar year. A declining ratio means that municipal bond prices outperformed U.S. Treasury prices. The relative improvement in municipals occurred as flat-tax proposals failed to gain public support.

MUNICIPAL PREMIUM INCOME TRUST

The municipal market also benefited from steady demand. In addition to regular maturities and calls for redemption this year, it has been estimated that investors also faced the retirement of over $60 billion in debt that had been previously refinanced. On the supply side, new issues increased 13 percent to $150 billion for the first 11 months of 1996.

PERFORMANCE

The Fund's net asset value (NAV) moved from $10.02 to $10.44 per share over the six-month period ended November 30, 1996. Based on this NAV change plus reinvestment of tax-free dividends totaling $0.30 per share, the Fund's total return was 7.48 percent. The Fund's market price on the New York Stock Exchange moved from $9.00 to $9.375 per share. Based on this market price and reinvestment of tax-free dividends the Fund's total return was 7.56 percent. On November 30, 1996, the Fund was trading at a 10 percent discount to NAV. Undistributed net investment income available for dividends increased from $0.047 to $0.066 per share over the past six months.

PORTFOLIO STRUCTURE

On November 30, 1996 the Fund's $362 million in net assets was diversified among 13 long-term sectors and 73 credits. Average maturity and call protection were 20 and 6 years, respectively. Throughout the period, high credit quality was maintained with nearly 80 percent of long-term holdings rated double or triple "A."

THE IMPACT OF LEVERAGING

As discussed in previous reports, the total income available for distribution to common shareholders includes incremental income

CREDIT RATINGS as of November 30, 1996
(% of Total Long-Term Portfolio)

AAA or Aaa              57%
AA or aa                23%
BBB or Baa              15%
A or A                   4%
Not Rated                1%

As measured by Standard & Poor's Corp. or Moody's Investors Service, Inc.

Portfolio Structure is subject to change


FIVE LARGEST SECTORS as of November 30, 1996
(% of Net Assets)

Refunded                17%
IDR/PCR*                15%
Electric                13%
Hospital                13%
Mortgage                12%
All Others              30%

*Industrial Development/Pollution Control Revenue

Portfolio Structure is subject to change

MUNICIPAL PREMIUM INCOME TRUST
provided by the Trust's outstanding Auction Rate Preferred Shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shares depends on two factors: first, the spread between interest earned on the long-term bonds in the established portfolio of investments and the ARPS auction rate plus ARPS expenses; second, the amount of ARPS outstanding. The greater the amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders.

Weekly ARPS yields ranged between 3.00 and 3.85 percent during the past six months. Five ARPS series totaling $100 million and representing 28 percent of net assets were outstanding. Leverage contributed approximately $0.04 per share to common share earnings.

LOOKING AHEAD

The balance between the supply of new issues and demand created by maturities is expected to remain positive for the municipal market. Long-term insured municipal securities currently yield 86 percent of the yield on U.S. Treasury securities and may be expected to follow the direction of the Treasury market. Although municipal performance relative to Treasuries has improved, tax-exempt investments could again be affected by market uncertainty if new tax-reduction proposals resurface.

The Fund's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Fund's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Fund, when appropriate, may purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the past six months, the Fund purchased and retired 412,900 shares of common stock at a weighted average market discount of 8.27 percent.

We appreciate your ongoing support of Municipal Premium Income Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO

CHARLES A. FIUMEFREDDO
Chairman of the Board

MUNICIPAL PREMIUM INCOME TRUST

PORTFOLIO OF INVESTMENTS November 30, 1996 (unaudited)

PRINCIPAL
AMOUNT IN                                                                                 COUPON      MATURITY
THOUSANDS                                                                                  RATE         DATE           VALUE
--------------------------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS (97.4%)
              General Obligation (5.4%)
$  5,000      Chicago Park District, Illinois, Ser 1995...............................     6.60%       11/15/14     $  5,452,500
   3,500      Massachusetts, 1995 Ser A (AMBAC).......................................     5.00        07/01/12        3,425,695
   4,500      Shelby County, Tennessee, Refg 1995 Ser A...............................     5.625       04/01/11        4,648,140
   6,000      Washington, Ser 1993 A..................................................     5.75        10/01/17        6,093,960
--------                                                                                                              ----------
  19,000                                                                                                              19,620,295
--------                                                                                                              ----------

              Educational Facilities Revenue (3.4%)
   5,500      Oakland University, Michigan, Ser 1995 (MBIA)...........................     5.75        05/15/26        5,586,240
              New York State Dormitory Authority,
   4,000       State University Refg Ser 1993 A.......................................     5.50        05/15/08        4,003,280
   1,350       State University Ser 1990 B............................................     7.50        05/15/11        1,607,269
   1,000      Pennsylvania Higher Educational Facilities Authority, Temple University
               First Ser (MBIA).......................................................     6.50        04/01/21        1,088,240
--------                                                                                                              ----------
  11,850                                                                                                              12,285,029
--------                                                                                                              ----------

              Electric Revenue (12.5%)
   5,000      Sacramento Municipal Utility District, California, Refg 1994 Ser I
               (MBIA).................................................................     6.00        01/01/24        5,216,600
   4,000      Kansas City, Kansas, Utility Refg & Impr Ser 1994 (FGIC)................     6.375       09/01/23        4,350,160
   7,750      South Carolina Public Service Authority, 1995 Refg Ser A (AMBAC)........     6.25        01/01/22        8,367,675
  20,000      San Antonio, Texas, Electric & Gas Refg Ser 1994 C......................     4.70        02/01/06       19,334,000
              Intermountain Power Agency, Utah,
   1,270       Refg Ser 1988 B........................................................     7.50        07/01/21        1,352,601
   5,000       Refg Ser 1997 B (MBIA) (WI)............................................     5.75        07/01/19        4,969,350
--------                                                                                                              ----------
  43,020                                                                                                              43,590,386
--------                                                                                                              ----------

              Hospital Revenue (13.2%)
   5,000      Alabama Special Care Facilities Financing Authority of Birmingham,
               Daughters of Charity National Health/St Vincent's & Providence
               Hospitals Ser 1995.....................................................     5.00        11/01/25        4,559,200
   5,000      Birmingham-Carraway Special Care Facilities Financing Authority,
               Alabama, Carraway Methodist Health Systems Ser 1995 A (Connie Lee).....     5.875       08/15/15        5,125,350
   3,500      Colbert County - Northwest Health Care Authority, Alabama, Helen Keller
               Hospital Refg Ser 1990.................................................     8.75        06/01/09        3,879,470
   1,000      California Health Facilities Financing Authority, Alexian Brothers/San
               Jose Refg Ser 1990 (MBIA)..............................................     7.125       01/01/16        1,091,080
   3,000      Hall County and Gainesville Hospital Authority, Georgia, Northeast
               Georgia Healthcare Ser 1995 (MBIA).....................................     6.00        10/01/20        3,118,500
   3,750      Evergreen Park, Illinois, Little Company of Mary Hospital Refg Ser 1988
               (MBIA).................................................................     7.25        02/15/11        3,954,675
   1,800      Southwestern Illinois Development Authority, Anderson Hospital Ser 1992
               A......................................................................     7.00        08/15/22        1,874,682
   3,420      Kentucky Development Finance Authority, Ashland Hospital/King's
               Daughters Refg Ser 1987................................................     9.75        08/01/05        3,656,561
   9,500      Boston, Massachusetts, Boston City Hospital - FHA Mtge Refg Ser B.......     5.75        02/15/13        9,540,280
   2,985      Lehigh County General Purpose Authority, Pennsylvania, St Lukes Hospital
               Ser 1992 (AMBAC).......................................................     6.25        07/01/22        3,146,787

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL PREMIUM INCOME TRUST

PORTFOLIO OF INVESTMENTS November 30, 1996 (unaudited) continued

PRINCIPAL
AMOUNT IN                                                                                 COUPON      MATURITY
THOUSANDS                                                                                  RATE         DATE           VALUE
--------------------------------------------------------------------------------------------------------------------------------
$  2,375      Montgomery County Higher Educational & Health Authority, Pennsylvania,
               Holy Redeemer Hospital 1990 Ser A (AMBAC)..............................     7.625%      02/01/20     $  2,588,987
   2,750      Jefferson County Health Facilities Development Corporation, Texas,
               Baptist Health Care Ser 1989...........................................     8.30        10/01/14        2,762,265
   2,400      Peninsula Ports Authority, Virginia, Mary Immaculate Hospital Ser
               1989...................................................................     8.375       08/01/04        2,603,544
--------                                                                                                              ----------
  46,480                                                                                                              47,901,381
--------                                                                                                              ----------

              Industrial Development/Pollution Control Revenue (15.3%)
  12,090      Pima County Industrial Development Authority, Arizona, Tucson Electric
               Power Co Refg Ser 1988 A (FSA Surety)..................................     7.25        07/15/10       13,546,603
  10,000      Burlington, Kansas, Kansas Gas & Electric Co Refg Ser 1991 (MBIA).......     7.00        06/01/31       11,151,200
   5,000      New York State Energy Research & Development Authority, Brooklyn Union
               Gas Co 1996 Ser (MBIA).................................................     5.50        01/01/21        4,953,600
   1,000      Ohio Water Development Authority, Toledo Edison Co Ser 1990 A
               (Secondary FSA)........................................................     7.75        05/15/19        1,119,530
   9,500      Montgomery County Industrial Development Authority, Pennsylvania,
               Philadelphia Electric Co Refg 1991 Ser B (MBIA)........................     6.70        12/01/21       10,556,875
  13,000      Alliance Airport Authority, Texas, AMR Corp Ser 1990 (AMT)..............     7.50        12/01/29       13,974,610
--------                                                                                                              ----------
  50,590                                                                                                              55,302,418
--------                                                                                                              ----------

              Mortgage Revenue - Multi-Family (2.9%)
   1,250      Lake Charles Non-Profit Housing Development Corporation, Louisiana,
               Ser 1990 A (FSA).......................................................     7.875       02/15/25        1,253,688
              Massachusetts Housing Finance Agency,
   2,000      Rental 1994 Ser A (AMT) (AMBAC).........................................     6.60        07/01/14        2,079,000
   4,000      Rental 1994 Ser A (AMT) (AMBAC).........................................     6.65        07/01/19        4,160,600
   3,000      Minnesota Housing Finance Agency, Rental 1995 Ser D (MBIA)..............     6.00        02/01/22        3,056,880
--------                                                                                                              ----------
  10,250                                                                                                              10,550,168
--------                                                                                                              ----------

              Mortgage Revenue - Single Family (9.3%)
     440      Colorado Housing & Finance Authority, Ser 1990 B-2......................     8.00        02/01/18          463,430
  11,705      Pinellas County Housing Finance Authority, Florida, Ser 1983............     0.00        01/01/15        1,883,100
     545      Idaho Housing Agency, 1988 Ser D-2 (AMT)................................     8.25        01/01/20          579,270
   2,180      Illinois Housing Development Authority, 1988 Ser C (AMT)................     8.10        02/01/22        2,265,194
     960      Indiana Housing Finance Authority, Ser 1990 A-2 (AMT)...................     8.10        01/01/22          990,864
   1,180      Kansas City Leavenworth & Lenexa, Kansas, GNMA-Backed Ser 1988 C (AMT)..     8.00        11/01/20        1,222,834
              Olathe, Kansas,
     180       GNMA Collateralized Ser 1990 B.........................................     7.50        09/01/10          191,808
     605       GNMA Collateralized Ser 1989 A (AMT) (MBIA)............................     8.00        11/01/20          636,684
   1,655      New Orleans Home Mortgage Authority, Louisiana, 1989 Ser B-1 (AMT)......     8.25        12/01/21        1,739,686
              Maine Housing Authority,
   3,540       Purchase Ser 1988 D4 (AMT).............................................     7.55        11/15/19        3,738,205
   1,000       Purchase Ser 1988 D5 (AMT).............................................     7.55        11/15/19        1,054,100
              Massachusetts Housing Finance Agency,
   1,660      Residential Ser 1989 A (AMT)............................................     8.20        08/01/15        1,757,625
   4,960       1989 Ser 7 (AMT).......................................................     8.10        06/01/20        5,165,146
     755      Mississippi Housing Finance Corporation, GNMA-Backed Ser 1989 (AMT).....     8.25        10/15/18          794,064
     365      Muskogee County Home Finance Authority, Oklahoma, 1990 Ser A (FGIC).....     7.60        12/01/10          385,352

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL PREMIUM INCOME TRUST

PORTFOLIO OF INVESTMENTS November 30, 1996 (unaudited) continued

PRINCIPAL
AMOUNT IN                                                                                 COUPON      MATURITY
THOUSANDS                                                                                  RATE         DATE           VALUE
--------------------------------------------------------------------------------------------------------------------------------
$  2,560      Rhode Island Housing & Mortgage Finance Corporation,
               Homeownership 1988 Ser 1-D (AMT).......................................     7.875%      10/01/22     $  2,691,174
              South Carolina Housing Finance & Development Authority,
   3,000       Homeownership 1988 Ser C-1 (AMT).......................................     8.125       07/01/21        3,158,100
   1,220       Homeownership 1991 Ser A (AMT).........................................     7.40        07/01/23        1,277,328
   2,870      El Paso Housing Finance Corporation, Texas, Ser 1989 (AMT)..............     8.20        03/01/21        3,025,037
              Utah Housing Finance Agency,
     415        Ser 1991 B-1..........................................................     7.50        07/01/16          437,576
     385        Ser 1989 B (AMT)......................................................     8.25        07/01/21          396,777
--------                                                                                                              ----------
  42,180                                                                                                              33,853,354
--------                                                                                                              ----------

              Nursing & Health Related Facilities Revenue (1.2%)
              New York State Medical Care Facilities Finance Agency,
   1,625       Mental Health Ser 1987.................................................     8.875       08/15/07        1,712,490
   1,555       Mental Health Ser 1990 (MBIA)..........................................     7.75        02/15/20        1,729,362
     985       Mental Health Ser 1991 A...............................................     7.50        02/15/21        1,102,954
--------                                                                                                              ----------
   4,165                                                                                                               4,544,806
--------                                                                                                              ----------

              Public Facilities Revenue (1.0%)
     200      Metropolitan Pier & Exposition Authority, Illinois, Ser 1992 A (FGIC)...     0.00        06/15/07          204,956
              Saint Paul Independent School District #625, Minnesota,
   1,700       Ser 1995 C COPs........................................................     5.45        02/01/11        1,727,863
   1,800       Ser 1995 C COPs........................................................     5.50        02/01/12        1,829,448
--------                                                                                                              ----------
   3,700                                                                                                               3,762,267
--------                                                                                                              ----------

              Resource Recovery Revenue (3.3%)
  11,500      Cambria County Industrial Development Authority, Pennsylvania, Cambria
--------       Cogen Co Ser 1989 F-2 (AMT)............................................
                                                                                           7.75        09/01/19       11,908,825
                                                                                                                      ----------

              Transportation Facilities Revenue (8.1%)
   3,500      Atlanta, Georgia, Airport Ser 1994 B (AMT) (AMBAC)......................     6.00        01/01/21        3,575,950
              Chicago, Illinois,
   5,000       Chicago-O'Hare International Airport Ser 1996 A (AMBAC)................     5.625       01/01/12        5,063,500
   7,000       Midway Airport 1994 Ser A (AMT) (MBIA).................................     6.25        01/01/24        7,249,620
   5,000      Regional Transportation Authority, Illinois, Ser 1994 A (AMBAC).........     6.25        06/01/24        5,286,100
   8,000      Austin, Texas, Airport Prior Lien Ser 1995 A (AMT) (MBIA)...............     6.125       11/15/25        8,347,040
--------                                                                                                              ----------
  28,500                                                                                                              29,522,210
--------                                                                                                              ----------

              Water & Sewer Revenue (4.8%)
   2,500      Coachella, California, Ser 1992 COPs (FSA)..............................     6.10        03/01/22        2,600,625
   4,000      Santa Rosa, California, Wastewater Refg 1996 Ser A (FGIC)...............     4.75        09/01/16        3,686,240
   3,500      Chicago, Illinois, Wastewater Ser 1994 (MBIA)...........................     6.375       01/01/24        3,762,570
   3,600      Rio Rancho, New Mexico, Water & Wastewater Ser 1995 A (FSA).............     6.00        05/15/22        3,750,156
   3,490      Texas Water Resource Finance Authority, Ser 1989 (AMBAC)................     7.50        08/15/13        3,760,545
--------                                                                                                              ----------
  17,090                                                                                                              17,560,136
--------                                                                                                              ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL PREMIUM INCOME TRUST

PORTFOLIO OF INVESTMENTS November 30, 1996 (unaudited) continued

PRINCIPAL
AMOUNT IN                                                                                 COUPON      MATURITY
THOUSANDS                                                                                  RATE         DATE           VALUE
--------------------------------------------------------------------------------------------------------------------------------
              Refunded (17.0%)
$  3,000      Central Coast Water Authority, California, Ser 1992 (AMBAC).............     6.60%       10/01/02++   $  3,407,220
   5,000      District of Columbia, Ser 1990 A (AMBAC)................................     7.50        06/01/00++      5,606,900
   1,000      Jacksonville Health Facilities Authority, Florida, Riverside Hospital
               Ser 1989...............................................................     7.625       10/01/99+       1,057,640
   3,800      Metropolitan Pier & Exposition Authority, Illinois, Ser 1992 A (FGIC)...     0.00        06/15/03++      4,059,426
   4,000      Indiana Health Facility Financing Authority, Hancock Memorial Hospital
               Ser 1990...............................................................     8.30        08/15/00++      4,594,480
   3,965      Massachusetts, 1994 Ser C (FGIC)........................................     6.75        11/01/04++      4,553,089
  11,000      Western Townships Utilities Authority, Michigan, Sewerage Disposal Ser
               1989 (Crossover).......................................................     8.20        01/01/18       12,048,960
   1,340      Missouri Health & Educational Facilities Authority, Missouri Baptist
               Medical Center Refg Ser 1989 (ETM).....................................     7.625       07/01/18        1,699,147
   4,650      New York Local Government Assistance Corporation, Ser 1991 A............     7.25        04/01/01++      5,280,540
   5,000      Intermountain Power Agency, Utah, Refg Ser 1987 D.......................     8.625       07/01/97+       5,230,950
  12,550      Washington Public Power Supply System, Nuclear Proj #2 Refg Ser 1990
               C......................................................................     7.625       07/01/01++     14,274,119
--------                                                                                                              ----------
  55,305                                                                                                              61,812,471
--------                                                                                                              ----------
 343,630      TOTAL MUNICIPAL BONDS (Identified Cost $330,080,473).............................................      352,213,746
--------                                                                                                              ----------
              SHORT-TERM MUNICIPAL OBLIGATIONS (1.9%)
     500      McIntosh Industrial Development Board, Alabama, CIBA-GEIGY Corp Ser 1986
               (Demand 12/02/96)......................................................     4.15*       07/01/04          500,000
   6,500      Louisiana Offshore Terminal Authority, Loop Inc Ser 1992 A (Demand
               12/02/96)..............................................................     4.05*       09/01/08        6,500,000
--------                                                                                                              ----------
   7,000      TOTAL SHORT-TERM MUNICIPAL OBLIGATIONS (Identified Cost $7,000,000)..............................        7,000,000
--------                                                                                                              ----------

$350,630      TOTAL INVESTMENTS (Identified Cost $337,080,473) (a)....................................    99.3%      359,213,746
========

              CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES............................................    0.7        2,594,546
                                                                                                           ----       ----------

              NET ASSETS...............................................................................  100.0%     $361,808,292
                                                                                                           ====       ==========

---------------------

     AMT      Alternative Minimum Tax.
     COPs     Certificates of Participation.
     ETM      Escrowed to Maturity.
      WI      Security purchased on a when issued basis.
      ++      Prerefunded to call date shown.
      +       Refunded to call date shown by forward delivery contract.
      *       Current coupon of variable rate security.
     (a)      The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $23,054,559 and the aggregate gross unrealized depreciation is $921,286, resulting in net unrealized appreciation of $22,133,273.

Bond Insurance:
    AMBAC     AMBAC Indemnity Corporation.
  Connie Lee  Connie Lee Insurance Company.
     FGIC     Financial Guaranty Insurance Company.
     FSA      Financial Security Assurance Inc.
     MBIA     Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL PREMIUM INCOME TRUST

PORTFOLIO OF INVESTMENTS November 30, 1996 (unaudited) continued

                       GEOGRAPHIC SUMMARY OF INVESTMENTS
                Based on Market Value as a Percent of Net Assets
                               November 30, 1996

Alabama..................  3.9%
Arizona..................  3.7
California...............  4.4
Colorado.................  0.1
District of Columbia.....  1.6
Florida..................  0.8
Georgia..................  1.9
Idaho....................  0.2
Illinois................. 10.8
Indiana..................  1.5
Kansas...................  4.9
Kentucky.................  1.0
Louisiana................  2.6
Maine....................  1.3
Massachusetts............  8.5
Michigan.................  4.9
Minnesota................  1.8
Mississippi..............  0.2
Missouri.................  0.5
New Mexico...............  1.0
New York.................  5.6
Ohio.....................  0.3
Oklahoma.................  0.1
Pennsylvania.............  8.1
Rhode Island.............  0.7
South Carolina...........  3.5
Tennessee................  1.3
Texas.................... 14.4
Utah.....................  3.4
Virginia.................  0.7
Washington...............  5.6
                           ---
Total.................... 99.3%
                           ===

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL PREMIUM INCOME TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
November 30, 1996 (unaudited)
ASSETS:
Investments in securities, at value
 (identified cost $337,080,473)..........    $359,213,746
Cash.....................................         367,554
Receivable for:
    Interest.............................       7,171,569
    Investments sold.....................         210,000
Prepaid expenses and other assets........         112,337
                                               ----------

    TOTAL ASSETS.........................     367,075,206
                                               ----------

LIABILITIES:
Payable for:
    Investments purchased................       4,750,000
    Investment advisory fee..............         141,985
    Dividends to preferred
     shareholders........................         126,192
    Administration fee...................          88,741
Accrued expenses and other payables......         159,996
                                               ----------

    TOTAL LIABILITIES....................       5,266,914
                                               ----------

NET ASSETS:
Preferred shares of beneficial interest
 (1,000,000 shares authorized of
 non-participating $.01 par value, 1,000
 shares outstanding).....................     100,000,000
                                               ----------
Common shares of beneficial interest
 (unlimited shares authorized of $.01 par
 value, 25,088,524 shares outstanding)...     233,220,862
Net unrealized appreciation..............      22,133,273
Accumulated undistributed net investment
 income..................................       1,659,121
Accumulated undistributed net realized
 gain....................................       4,795,036
                                               ----------

    NET ASSETS APPLICABLE TO COMMON
     SHAREHOLDERS........................     261,808,292
                                               ----------

    TOTAL NET ASSETS.....................    $361,808,292
                                               ==========

NET ASSET VALUE PER COMMON SHARE
 ($261,808,292 divided by 25,088,524
 common shares outstanding)..............          $10.44
                                                    =====
STATEMENT OF OPERATIONS
For the six months ended November 30, 1996 (unaudited)
NET INVESTMENT INCOME:
INTEREST INCOME..........................    $ 11,353,049
                                               ----------

EXPENSES
Investment advisory fee..................         716,729
Administration fee.......................         447,955
Auction commission fees..................         125,225
Transfer agent fees and expenses.........          91,500
Professional fees........................          47,148
Shareholder reports and notices..........          35,583
Registration fees........................          16,058
Auction agent fees.......................          12,493
Custodian fees...........................          11,875
Trustees' fees and expenses..............           8,147
Servicing fees...........................           6,498
Other....................................          10,022
                                               ----------

    TOTAL EXPENSES BEFORE EXPENSE
    OFFSET...............................       1,529,233

    LESS: EXPENSE OFFSET.................         (11,780)
                                               ----------
    TOTAL EXPENSES AFTER
    EXPENSE OFFSET.......................       1,517,453
                                               ----------

    NET INVESTMENT INCOME................       9,835,596
                                               ----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss........................        (205,758)
Net change in unrealized appreciation....       9,802,226
                                               ----------

    NET GAIN.............................       9,596,468
                                               ----------

NET INCREASE.............................    $ 19,432,064
                                               ==========

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL PREMIUM INCOME TRUST

STATEMENT OF CHANGES IN NET ASSETS
                                                        FOR THE SIX
                                                       MONTHS ENDED       FOR THE YEAR
                                                       NOVEMBER 30,           ENDED
                                                           1996           MAY 31, 1996
---------------------------------------------------------------------------------------
                                                        (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income.............................     $   9,835,596      $ 20,385,122
Net realized gain (loss)..........................          (205,758)        6,527,149
Net change in unrealized appreciation.............         9,802,226       (12,300,038)
                                                        ------------      ------------

    NET INCREASE..................................        19,432,064        14,612,233
                                                        ------------      ------------

DIVIDENDS TO PREFERRED SHAREHOLDERS FROM NET
INVESTMENT INCOME.................................        (1,771,272)       (3,811,460)
                                                        ------------      ------------

DIVIDENDS AND DISTRIBUTIONS TO COMMON SHAREHOLDERS
FROM:
Net investment income.............................        (7,599,014)      (16,766,322)
Net realized gain.................................                --        (3,013,608)
                                                        ------------      ------------

    TOTAL.........................................        (7,599,014)      (19,779,930)
                                                        ------------      ------------

Decrease from transactions in common shares of
 beneficial interest..............................        (3,840,917)       (3,658,013)
                                                        ------------      ------------

    NET INCREASE (DECREASE).......................         6,220,861       (12,637,170)
NET ASSETS:
Beginning of period...............................       355,587,431       368,224,601
                                                        ------------      ------------

    END OF PERIOD
    (Including undistributed net investment income
    of $1,659,121 and $1,193,811, respectively)...     $ 361,808,292      $355,587,431
                                                        ============      ============

        SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL PREMIUM INCOME TRUST

NOTES TO FINANCIAL STATEMENTS November 30, 1996 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Municipal Premium Income Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's investment objective is to provide a high level of current income exempt from federal income tax. The Fund was organized as a Massachusetts business trust on November 16, 1988 and commenced operations on February 1, 1989.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment

MUNICIPAL PREMIUM INCOME TRUST

NOTES TO FINANCIAL STATEMENTS November 30, 1996, (unaudited) continued

income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT ADVISORY AGREEMENT

Pursuant to an Investment Advisory Agreement with Dean Witter InterCapital Inc. (the "Investment Adviser"), an affiliate of Dean Witter Services Company Inc. (the "Administrator"), the Fund pays the Investment Adviser an advisory fee, calculated weekly and payable monthly, by applying the annual rate of 0.40% to the Fund's average weekly net assets.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Adviser.

3. ADMINISTRATION AGREEMENT

Pursuant to an Administration Agreement with the Administrator, the Fund pays an administration fee, calculated weekly and payable monthly, by applying the annual rate of 0.25% to the Fund's average weekly net assets.

Under the terms of the Administration Agreement, the Administrator maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Administrator. The Administrator also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended November 30, 1996 aggregated $9,636,450 and $12,925,454, respectively.

MUNICIPAL PREMIUM INCOME TRUST

NOTES TO FINANCIAL STATEMENTS November 30, 1996, (unaudited) continued

Dean Witter Trust Company, an affiliate of the Investment Adviser and Administrator, is the Fund's transfer agent. At November 30, 1996, the Fund had transfer agent fees and expenses payable of approximately $63,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended November 30, 1996 included in Trustees' fees and expenses in the Statement of Operations amounted to $426. At November 30, 1996, the Fund had an accrued pension liability of $48,488 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. PREFERRED SHARES OF BENEFICIAL INTEREST

The Fund is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without the approval of the common shareholders. The Fund has issued Series A through E Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $100,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Fund may redeem such shares, in whole or in part, at the original purchase price of $100,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

                          AMOUNT                      NEXT            RANGE OF
SERIES     SHARES*     IN THOUSANDS*     RATE*     RESET DATE     DIVIDEND RATES**
-------    -------     -------------     -----     ----------     ----------------
   A         200           20,000         3.35%     12/03/96        3.00% - 3.49%
   B         200           20,000         3.49      12/03/96        3.20  - 3.49
   C         200           20,000         3.50      12/03/96        3.00  - 3.59
   D         200           20,000        3.579      12/31/96        3.42  - 3.75
   E         200           20,000         3.85      07/08/97        3.25  - 3.85

---------------------
 * As of November 30, 1996.

** For the six months ended November 30, 1996.

Subsequent to November 30, 1996 and up through January 10, 1997, the Fund paid dividends to each of the Series A through E at rates ranging from 3.00% to 4.25% in the aggregate amount of $372,944.

MUNICIPAL PREMIUM INCOME TRUST

NOTES TO FINANCIAL STATEMENTS November 30, 1996, (unaudited) continued

The Fund is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

6. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                                                                   CAPITAL
                                                                                                                   PAID IN
                                                                                                                  EXCESS OF
                                                                                     SHARES       PAR VALUE       PAR VALUE
                                                                                   ----------     ----------     ------------
Balance, May 31, 1995..........................................................    25,894,324      $258,943      $240,460,849
Treasury shares purchased and retired (weighted average discount 9.66%)*.......      (392,900)       (3,929)       (3,654,084)
                                                                                    ---------       -------       -----------
Balance, May 31, 1996..........................................................    25,501,424       255,014       236,806,765
Treasury shares purchased and retired (weighted average discount 8.27%)*.......      (412,900)       (4,129)       (3,836,788)
                                                                                    ---------       -------       -----------
Balance, November 30, 1996.....................................................    25,088,524      $250,885      $232,969,977
                                                                                    =========       =======       ===========

---------------------
* The Trustees have voted to retire the shares purchased.

7. DIVIDENDS TO COMMON SHAREHOLDERS

The Fund declared the following dividends from net investment income:

   DECLARATION         AMOUNT            RECORD               PAYABLE
       DATE           PER SHARE           DATE                  DATE
------------------    ---------     -----------------    ------------------
November 26, 1996...    $0.05       December 6, 1996     December 20, 1996
December 31, 1996...    $0.05       January 10, 1997     January 24, 1997

MUNICIPAL PREMIUM INCOME TRUST

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                                FOR THE SIX                  FOR THE YEAR ENDED MAY 31*
                                                                MONTHS ENDED          -----------------------------------------
                                                             NOVEMBER 30, 1996*             1996++                  1995
   -------------------------------------------------------------------------------------------------------------------------
                                                                (unaudited)
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.....................         $  10.02                 $       10.36          $       10.24
                                                                    ------                        ------                 ------
Net investment income....................................             0.39                          0.89                   0.84
Net realized and unrealized gain (loss)..................             0.39                         (0.33)                  0.26
                                                                    ------                        ------                 ------
Total from investment operations.........................             0.78                          0.56                   1.10
                                                                    ------                        ------                 ------
Less dividends and distributions from:
   Net investment income.................................            (0.30)                        (0.65)                 (0.72)
   Common share equivalent of dividends paid to preferred
    shareholders.........................................            (0.07)                        (0.15)                 (0.16)
   Net realized gain.....................................               --                         (0.11)                 (0.10)
                                                                    ------                        ------                 ------
Total dividends and distributions........................            (0.37)                        (0.91)                 (0.98)
                                                                    ------                        ------                 ------
Anti-dilutive effect of acquiring treasury shares........             0.01                          0.01                     --
                                                                    ------                        ------                 ------
Net asset value, end of period...........................         $  10.44                 $       10.02          $       10.36
                                                                    ======                        ======                 ======
Market value, end of period..............................         $  9.375                 $        9.00          $      9.6875
                                                                    ======                        ======                 ======
TOTAL INVESTMENT RETURN+.................................             7.56%(3)                     %0.67                  %8.15
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:
Expenses.................................................             1.19%(1)(2)                  %1.16(1)               %1.21
Net investment income before preferred stock dividends...             7.66%(1)(2)                  %7.63(1)               %8.37
Preferred stock dividends................................             1.38%(2)                     %1.43                  %1.55
Net investment income available to common shareholders...             6.28%(1)(2)                  %6.20(1)               %6.82
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands..................         $361,808                      $355,587               $368,225
Asset coverage on preferred shares at end of period......              353%                        % 355                  % 368
Portfolio turnover rate..................................                3%(3)                     %  14                  %  16


                                                                MONTHS ENDED          --------------------------------------

                                                             NOVEMBER 30, 1996*             1996++                  1995        1994
        1993        1992
   ------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.....................       $       10.67          $       10.02          $        9.61

                                                                       ------                 ------                 ------

Net investment income....................................                0.90                   0.91                   0.95

Net realized and unrealized gain (loss)..................               (0.45)                  0.64                   0.42

                                                                       ------                 ------                 ------

Total from investment operations.........................                0.45                   1.55                   1.37

                                                                       ------                 ------                 ------

Less dividends and distributions from:
   Net investment income.................................               (0.76)                 (0.77)                 (0.72)

   Common share equivalent of dividends paid to preferred
    shareholders.........................................               (0.12)                 (0.12)                 (0.19)

   Net realized gain.....................................                  --                  (0.01)                 (0.05)

                                                                       ------                 ------                 ------

Total dividends and distributions........................               (0.88)                 (0.90)                 (0.96)

                                                                       ------                 ------                 ------

Anti-dilutive effect of acquiring treasury shares........                  --                     --                     --

                                                                       ------                 ------                 ------

Net asset value, end of period...........................       $       10.24          $       10.67          $       10.02

                                                                       ======                 ======                 ======

Market value, end of period..............................       $        9.75          $       10.75          $      10.375

                                                                       ======                 ======                 ======

TOTAL INVESTMENT RETURN+.................................               (2.72)%                11.30%                 16.44%

RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:
Expenses.................................................               %1.23                  %1.38                  %1.44

Net investment income before preferred stock dividends...               %8.31                  %8.73                  %9.67

Preferred stock dividends................................               %1.11                  %1.21                  %1.90

Net investment income available to common shareholders...               %7.20                  %7.52                  %7.77

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands..................            $393,532               $404,979               $388,022

Asset coverage on preferred shares at end of period......               % 314                  % 324                  % 310

Portfolio turnover rate..................................               %  23                  %   7                  %  16


---------------------
 * The per share amounts were computed using an average number of shares outstanding during the period.
 + Total investment return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
 ++  Restated for comparative purposes.
(1)  The above ratios reflect the effect of expense offsets of 0.01%.
(2)  Annualized.
(3)  Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Sheldon Curtis
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York  10036

INVESTMENT MANAGER
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York  10048



The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

MUNICIPAL
PREMIUM
INCOME
TRUST

[PHOTO]


SEMIANNUAL REPORT
NOVEMBER 30, 1996